8. Deferred Revenues and Costs	6 Months Ended
Jun. 30, 2014
Deferred Revenue Disclosure [Abstract]
8. Deferred Revenues and Costs

Deferred revenues relate primarily to the Heritage Makers product line and represent the Company’s obligation for points purchased by customers that have not yet been redeemed for product. Cash received for points sold is recorded as deferred revenue. Revenue is recognized when customers redeem the points and the product is shipped. As of June 30, 2014, the balance in deferred revenues attributable to Heritage Makers was approximately $4,642,000.

Deferred costs relate to Heritage Makers prepaid commissions that are recognized in expense at the time the related revenue is recognized. As of June 30, 2014, the balance in deferred costs was approximately $1,396,000 and was included in prepaid expenses and current assets.